Exhibit 99.2

DuPont Announces Plan to Separate into Three Independent,

Publicly Traded Companies

•	Tax-free separations create independent, focused Electronics and Water companies that are global leaders in their respective industries
•	New DuPont will remain a premier diversified industrial company with industry-leading brands and solutions
•	Reaffirms second quarter and full year 2024 net sales, operating EBITDA and adjusted EPS financial guidance
•	Company to host a call with investors at 8:00 a.m. ET on Thursday, May 23, 2024

WILMINGTON, Del., May 22, 2024 - DuPont (NYSE: DD) today announced a plan to separate into three distinct, publicly traded companies. Under the plan, DuPont would execute the proposed separations of its Electronics and Water businesses in a tax-free manner to its shareholders with New DuPont continuing as a premier diversified industrial company following completion of the separations. As independent entities, both Electronics and Water will benefit from increased focus and agility in their respective industries. At separation, each of the three companies will have strong balance sheets, attractive financial profiles and compelling growth opportunities.

As leading standalone companies, each business is expected to benefit from:

•	An ability to tailor capital allocation strategies to pursue differential strategic growth objectives
•	Enhanced strategic flexibility to pursue portfolio enhancing M&A
•	Compelling investment profiles appealing to different investor bases
•	Distinct boards of directors and management teams comprised of world-class leaders with track records of driving value creation in each specific industry

“This is an extraordinary opportunity to deliver long-term, sustainable shareholder value through the creation of three strong, industry-leading companies,” said Ed Breen, DuPont Executive Chairman and Chief Executive Officer. “The three-way separation will unlock incremental value for shareholders and customers and also create new opportunities for employees. Critically, each company will have greater flexibility to pursue their own focused growth strategies, including portfolio enhancing M&A.”

Overview of Three Leading Standalone Companies

New DuPont: A Diversified Industrial Company with a Portfolio of Iconic Brands and Solutions

New DuPont will be a premier diversified industrial company powered by deep materials science and application engineering expertise, industry-leading innovation, top-tier manufacturing capabilities, and iconic brands such as Tyvek®, Kevlar® and Nomex®. New DuPont will have a strong presence in fast-growing healthcare end-markets including applications for biopharma consumables, medical devices, and medical packaging. The company will also be a leading provider of key technologies enabling advanced mobility particularly within electric vehicles. Finally, New DuPont will remain a provider of advanced solutions serving safety, construction, aerospace and other industrial-based end-markets.

New DuPont will be comprised of the existing businesses within the Water & Protection segment (excluding Water Solutions), the majority of businesses within Industrial Solutions (including healthcare), and the retained businesses reported in Corporate (including adhesives). These businesses generated net sales of approximately $6.6 billion and operating EBITDA margin(1) of approximately 24% in 2023.

New DuPont is expected to continue to deliver strong margins, generate robust cash flow and will have a balanced financial policy similar to the current DuPont, including the ability to invest in growth opportunities.

(1) Presented on a DuPont segment reporting basis for informational purposes and should not be viewed as an indication of the future company’s operating results on a standalone basis assuming completion of the separation transactions. Refer to Non-GAAP Financial Measures for further information.

Electronics: A Global Leader for Electronic Materials including Semiconductor Solutions and Advanced Electronics Products

Electronics will be a leading global provider of differentiated electronics materials including key consumables used in semiconductor chip manufacturing, as well as advanced electronic materials enabling reliable signal integrity, power management and thermal management. The company will be well positioned to capture growth in the semiconductor industry, driven by high-performance computing demands from AI, high speed connectivity, smart and autonomous vehicles and the Internet of Things, among other mega-trend growth drivers.

Electronics will be comprised of the existing Semiconductor Technologies and Interconnect Solutions lines of business, as well as the electronics-related product lines from Industrial Solutions. These businesses generated net sales of approximately $4.0 billion and operating EBITDA margin(1) of approximately 29% in 2023.

Electronics will focus on innovation-based growth. With robust cash flow generation, Electronics will be well positioned to pursue ongoing organic growth initiatives and have flexibility to pursue inorganic growth opportunities.

Water: A Comprehensive Water Solutions Provider with Leading Filtration Technologies

Water will be a global technology leader with a comprehensive portfolio of water filtration and purification solutions with leading technologies in reverse osmosis, ion exchange and ultrafiltration. Its solutions provide critical components and systems that generate clean and fit-for-purpose water across a variety of market segments including industrial water and energy, life sciences and specialties, municipal and desalination, and residential and commercial.

Water will be comprised of DuPont’s current Water Solutions line of business which generated net sales of approximately $1.5 billion and operating EBITDA margin(1) of approximately 24% in 2023.

With profitable growth and strong cash generation, Water will be well positioned to drive earnings growth through continued investment in the business as well as potential inorganic growth opportunities.

Separation Transactions Detail

DuPont expects to execute the proposed separations of Electronics and Water in a way that will be tax-free for DuPont shareholders for U.S. federal income tax purposes.

DuPont expects to complete the separations within 18 to 24 months. The separation transactions will not require a shareholder vote and are subject to satisfaction of customary conditions, including final approval by DuPont’s Board of Directors, receipt of tax opinion from counsel, the filing and effectiveness of Form 10 registration statements with the U.S. Securities and Exchange Commission, applicable regulatory approvals and satisfactory completion of financing.

It is anticipated that all three companies will have strong balance sheets and will be capitalized to provide the financial flexibility to take advantage of future growth opportunities. New DuPont is expected to maintain its investment grade credit rating.

Leadership Updates

In a separate press release issued today, DuPont announced the following leadership appointments, effective June 1, 2024:

•	Lori Koch, current Chief Financial Officer is appointed Chief Executive Officer, succeeding Ed Breen who will retain his role of Executive Chairman.

•	Antonella Franzen, current Chief Financial Officer of DuPont’s Water & Protection segment, is appointed Chief Financial Officer.

Following completion of the separations, Lori Koch and Antonella Franzen will remain in their respective positions for New DuPont. Specifics around additional executive leadership and Board of Director appointments are expected to be announced in advance of the respective separations.

Additional information related to the planned separations has been made available in a supplemental presentation posted on the Events & Presentations page on DuPont’s Investor Relations website.

2024 Financial Outlook

DuPont reaffirms its second quarter and full year 2024 financial guidance for net sales, operating EBITDA and adjusted EPS as provided on May 1, 2024 as part of its first quarter earnings release.

Advisors

Centerview Partners LLC and Goldman Sachs & Co. LLC are serving as DuPont’s financial advisors. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

Conference Call Details

DuPont will host a conference call on Thursday, May 23, 2024 at 8:00 a.m. ET to discuss the announcement. The event will be webcast live and can be accessed on DuPont’s Investors Relations page. A replay, along with the presentation that accompanies the conference call, will also be posted to the website. The dial-in number for the conference call is 800-715-9871 toll-free within the U.S. or +1-646-307-1963. The conference ID is 5183725.

About DuPont

DuPont (NYSE: DD) is a global innovation leader with technology-based materials and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, healthcare and worker safety. More information about the company, its businesses and solutions can be found at www.dupont.com. Investors can access information included on the Investor Relations section of the website at investors.dupont.com.

For further information contact:

DuPont
Investors:	Media:
Chris Mecray	Dan Turner
chris.mecray@dupont.com	daniel.a.turner@dupont.com
+1 302-295-5860	+1 302-299-7628

DuPontTM and all products, unless otherwise noted, denoted with TM, SM or ® are trademarks, service marks or registered trademarks of affiliates of DuPont de Nemours, Inc.

Cautionary Statement about Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target, “outlook,” “stabilization,” “confident,” “preliminary,” “initial,” and similar expressions and variations or negatives of these words. All statements, other than statements of historical fact, are forward-looking statements, including statements regarding outlook, expectations and guidance. Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties, and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of DuPont to effect the separation transactions described above and to meet the conditions related thereto; (ii) the possibility that the separation transactions will not be completed within the anticipated time period or at all; (iii) the possibility that the separation transactions will not achieve their intended benefits; (iv) the impact of the separation transactions on DuPont’s businesses and the risk that the separations may be more difficult, time-consuming or costly than expected, including the impact on DuPont’s resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the separation transactions; (vi) the uncertainty of the expected financial performance of DuPont or the separated companies following completion of the separation transactions; (vii) negative effects of the announcement or pendency of the separation transactions on the market price of DuPont’s securities and/or on the financial performance of DuPont; (viii) the ability to achieve anticipated capital structures in connection with the separation transactions, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the separation transactions; (x) the ability to achieve anticipated tax treatments in connection with the separation transactions and completed and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; (xi) risks and uncertainties related to the settlement agreement concerning PFAS liabilities reached June 2023 with plaintiff water utilities by Chemours, Corteva, EIDP and DuPont; (xii) risks and costs related to each of the parties respective performance under and the impact of the arrangement to share future eligible PFAS costs by and between DuPont, Corteva and Chemours, including the outcome of any pending or future litigation related to PFAS or PFOA, including personal injury claims and natural resource damages claims; the extent and cost of ongoing remediation obligations and potential future remediation obligations; changes in laws and regulations applicable to PFAS chemicals; (xiii) indemnification of certain legacy liabilities; (xiv) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the separation transactions and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions; (xv) the risks and uncertainties, including increased costs and the ability to obtain raw materials and meet customer needs from, among other events, pandemics and responsive actions; (xvi) timing and recovery from demand declines in consumer-facing markets, including in China; (xvii) adverse changes in worldwide economic, political, regulatory, international trade, geopolitical, capital markets and other external conditions; and other factors beyond DuPont’s control, including inflation, recession, military conflicts, natural and other disasters or weather-related events, that impact the operations of the company, its customers and/or its suppliers; (xviii) the ability to offset increases in cost of inputs, including raw materials, energy and logistics; (xix) the risks associated with demand and market conditions in the semiconductor industry and associated end markets, including from continuing or expanding trade disputes or restrictions, including on exports to China of U.S.-regulated products and technology; (xx) the risks, including ability to achieve, and costs associated with DuPont’s sustainability strategy, including the actual conduct of the company’s activities and results thereof, and the development, implementation, achievement or continuation of any goal, program, policy or initiative discussed or expected; (xxi) other risks to DuPont’s business and operations, including the risk of impairment; (xxii) the possibility that the Company may fail to realize the anticipated benefits of the $1 billion share repurchase program announced on February 6, 2024 and that the program may be suspended, discontinued or not completed prior to its termination on June 30, 2025; and (xxiii) other risk factors discussed in DuPont’s most recent annual report and subsequent current and periodic reports filed with the U.S. Securities and Exchange Commission. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business or supply chain disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Non-GAAP Financial Measures

This communication includes information that does not conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the company, including allocating resources. DuPont’s management believes these non-GAAP financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with U.S. GAAP, and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations of non-GAAP measures to U.S. GAAP are provided in the Reconciliation to Non-GAAP Measures on the Investors section of DuPont’s website. Non-GAAP measures referred to in this communication are defined below. DuPont has not provided forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of certain future events. These events include, among others, the impact of portfolio changes, including the separation transactions, asset sales, mergers, acquisitions, and divestitures; contingent liabilities related to litigation, environmental and indemnifications matters; impairments and discrete tax items. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

DuPont’s measure of profit/loss for segment reporting purposes is Operating EBITDA as this is the manner in which the company’s chief operating decision maker (“CODM”) assesses performance and allocates resources. The company defines Operating EBITDA as earnings (i.e., “Income from continuing operations before income taxes”) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, and adjusted for significant items.

Operating EBITDA Margin is defined as Operating EBITDA divided by net sales.

Significant items are items that arise outside the ordinary course of the company’s business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with integration and separation activities related to transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance.

Discussion of net sales and Operating EBITDA Margin related to New DuPont, Electronics and Water is on the same basis as DuPont’s segment reporting and reflects the aggregate results for the businesses to be included within each of the future companies. Corporate expenses included by DuPont within Corporate & Other are not included in these financial disclosures. These measures have been presented in this manner for informational purposes only and should not be viewed as an indication of each future company’s operating results on a standalone basis assuming completion of the separation transactions.

Effective as of January 1, 2024, Electronics & Industrial realigned certain product lines that comprise its business units (Industrial Solutions, Interconnect Solutions and Semiconductor Technologies). The realignment did not result in changes to total Electronics & Industrial segment net sales.

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